GRAY                                                               EXHIBIT 99.1
Television, Inc.
-------------------------------------------------------------------------------


                                  NEWS RELEASE

                         GRAY REPORTS OPERATING RESULTS
         FOR THE THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 2003


         ATLANTA, GEORGIA - NOVEMBER 12, 2003 . . . GRAY TELEVISION, INC. (THE "COMPANY") (NYSE: GTN) today announced its results for the three months ("third quarter") and nine months ended September 30, 2003.

         Operating income for the third quarter of 2003 of $19.5 million exceeded the high end guidance range previously issued by the Company.

         The Company's reported results for 2003 reflect the impact of the acquisition of Stations Holding Company, Inc., on October 25 2002, comprising 15 network affiliated television stations serving 13 television markets and the acquisition on December 18, 2002 of KOLO-TV, the ABC affiliate serving Reno, Nevada. Both acquisitions are collectively referred to as the "2002 Acquisitions". The Company has also provided information on its operating results on a "pro forma" basis which gives effect to the 2002 Acquisitions as if they had occurred on January 1, 2002 (see Note 1).

THIRD QUARTER OF 2003 COMPARED TO THE THIRD QUARTER OF 2002

         Revenues. Total revenues for the three months ended September 30, 2003 increased 73% to $73.4 million as compared to the corresponding period of the prior year primarily reflecting the impact of the 2002 Acquisitions. Broadcasting revenues increased 104% to $60.4 million. The stations acquired in 2002 had revenue of $31.8 million in the third quarter of 2003. For the television stations that were owned continuously for the quarter ended September 30, 2003 and 2002, total revenue decreased 3% while political revenue decreased $3.0 million. On a pro forma basis, total broadcasting revenues decreased 4% from the pro forma results of the third quarter of 2002. Broadcasting local and national revenues increased 6% and 4% respectively from the pro forma results of 2002 while political advertising revenue decreased $5.4 million from the pro forma results for the third quarter of 2002.

         Operating expenses. Operating expenses before depreciation and amortization increased 74% to $46.9 million primarily reflecting the impact of the 2002 Acquisitions. Broadcasting expenses, before depreciation and amortization, increased 114% to $35.7 million. The stations acquired in 2002 had broadcast expense of $18.8 million in the third quarter of 2003. For the television stations that were owned continuously for the quarters ended September 30, 2003 and 2002, broadcast expenses increased only 1% from the prior period. On a pro forma basis, broadcasting operating expenses before depreciation and amortization decreased 3% to $35.7 million from the prior year.


                  4370 Peachtree Road, NE * Atlanta, GA 30319
                      (404) 504-9828 * Fax (404) 261-9607

NINE MONTHS ENDED SEPTEMBER 30, 2003 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 2002

         Revenues. Total revenues for the nine months ended September 30, 2003 increased 75% to $215.0 million as compared to the same period of the prior year primarily reflecting the impact of the 2002 Acquisitions. Broadcasting revenues increased 109% to $176.5 million. The stations acquired in 2002 had revenue of $92.9 million in the first nine months of 2003. For the television stations that were owned continuously for the nine month periods ended September 30, 2003 and 2002, total revenue decreased 1% between the periods while political revenue decreased $3.9 million. On a pro forma basis total broadcasting revenues decreased 1% to $176.5 million from the pro forma results for the first nine months of 2002. Broadcasting local and national revenue increased 4% and 4% respectively from the pro forma results of 2002 while political advertising revenue decreased $6.9 million from the pro forma results for the first nine months of 2002.

         Operating expenses. Operating expenses before depreciation and amortization increased 77% to $140.3 million primarily reflecting the impact of the 2002 Acquisitions. Broadcasting expenses, before depreciation and amortization, increased 119% to $106.3 million. The stations acquired in 2002 had broadcast expense of $56.2 million in the first nine months of 2003. For the television stations that were owned continuously for the nine month periods ended September 30, 2003 and 2002, broadcast expenses increased 3%. On a pro forma basis broadcasting operating expenses before depreciation and amortization were consistent with that of the prior year at $106.3 million.

BALANCE SHEET

         Total debt outstanding at September 30, 2003 was $655.9 million compared to $658.2 million at December 31, 2002. The Company's cash balance was $10.2 million at September 30, 2003 compared to $12.9 million at December 31, 2002


Gray Television, Inc.
Earnings Release for the Three Months
and Nine Months Ended September 30, 2003                            Page 2 of 8

GUIDANCE FOR THE FOURTH QUARTER AND FULL YEAR OF 2003

         The Company currently anticipates that its results of operations for the three months ended December 31, 2003 will approximate the ranges presented in the table below.


                                                                        THREE MONTHS ENDED
Dollars in Millions                                                      DECEMBER 31, 2003
                                                                         ESTIMATED RANGE
                                                                      ----------------------
                                                                      LOW              HIGH
                                                                      -----            -----

OPERATING REVENUES
   Broadcasting (less agency commissions)                             $65.0            $65.8
   Publishing                                                          11.5             11.8
   Paging                                                               1.8              1.9
                                                                      -----            -----
   TOTAL OPERATING REVENUES                                            78.3             79.5
                                                                      -----            -----
OPERATING EXPENSES
   Operating expenses before depreciation and amortization
     Broadcasting                                                      38.5             38.7
     Publishing                                                         8.0              8.2
     Paging                                                             1.5              1.6
     Corporate                                                          1.4              1.5
   Depreciation and amortization                                        7.0              7.1
                                                                      -----            -----
     TOTAL OPERATING EXPENSES                                          56.4             57.1
                                                                      -----            -----
OPERATING INCOME                                                      $21.9            $22.4
                                                                      =====            =====


         The Company currently anticipates that its results of operations for the year ended December 31, 2003 will approximate the ranges presented in the table below. The Company currently estimates that full year 2003 non-cash 401(k) plan expense will approximate $2.2 million and such estimate is included in the operating expense estimates presented below.


                                                                              YEAR ENDED
Dollars in Millions                                                       DECEMBER 31, 2003
                                                                           ESTIMATED RANGE
                                                                      ------------------------
                                                                       LOW               HIGH
                                                                      ------            ------

OPERATING REVENUES
   Broadcasting (less agency commissions)                             $241.5            $242.3
   Publishing                                                           44.0              44.3
   Paging                                                                7.7               7.8
                                                                      ------            ------
   TOTAL OPERATING REVENUES                                            293.2             294.4
                                                                      ------            ------
OPERATING EXPENSES
   Operating expenses before depreciation and amortization
     Broadcasting                                                      144.8             145.0
     Publishing                                                         31.6              31.8
     Paging                                                              5.7               5.8
     Corporate                                                           7.5               7.7
   Depreciation and amortization                                        28.2              28.3
                                                                      ------            ------
     TOTAL OPERATING EXPENSES                                          217.8             218.6
                                                                      ------            ------
OPERATING INCOME                                                      $ 75.4            $ 75.8
                                                                      ======            ======


Gray Television, Inc.
Earnings Release for the Three Months
and Nine Months Ended September 30, 2003                            Page 3 of 8

FOR INFORMATION CONTACT:
BOB PRATHER                            JIM RYAN
PRESIDENT AND                          SENIOR V. P. AND
CHIEF OPERATING OFFICER                CHIEF FINANCIAL OFFICER
(404) 266-8333                         (404) 504-9828

WEB SITE:  www.graytvinc.com


CONFERENCE CALL INFORMATION

         Gray Television, Inc. will host a conference call to discuss its third quarter operating results on Wednesday November 12, 2003. The call will begin at 2:00 p.m. Eastern Time. The live dial-in number is (877) 461-2814 and the reservation number is T456315G. The call will be webcast live and available for replay at www.graytvinc.com. The taped replay of the conference call will be available at (888) 509-0081 until November 23, 2003.

THE COMPANY

         Gray Television, Inc. is a communications company headquartered in Atlanta, Georgia, and currently owns 29 television stations serving 25 television markets. The stations include 15 CBS affiliates, seven NBC affiliates and seven ABC affiliates. Gray Television, Inc. has 22 stations ranked #1 in local news audience and 22 stations ranked #1 in overall audience within their respective markets based on the results of the Nielsen November 2002 ratings reports. The TV station group reaches approximately 5.3% of total U.S. TV households. The Company also owns four daily newspapers, three in Georgia and one in Indiana.


Gray Television, Inc.
Earnings Release for the Three Months
and Nine Months Ended September 30, 2003                            Page 4 of 8

                             GRAY TELEVISION, INC.
             (in thousands, except per share data and percentages)


                                                                         AS REPORTED(1)                  PRO FORMA(1)
                                                                       THREE MONTHS ENDED             THREE MONTHS ENDED
SELECTED UNAUDITED OPERATING DATA:                                        SEPTEMBER 30,                  SEPTEMBER 30,
                                                                --------------------------------      -------------------
                                                                                            %                         %
                                                                  2003         2002       CHANGE        2002       CHANGE
                                                                --------      -------     ------      --------     ------

OPERATING REVENUES
    Broadcasting (less agency commissions)                      $ 60,372      $29,535       104%      $ 62,965        (4)%
    Publishing                                                    10,995       10,858         1%        10,858         1%
    Paging                                                         1,985        2,116        (6)%        2,116        (6)%
                                                                --------      -------                 --------
    TOTAL OPERATING REVENUES                                      73,352       42,509        73%        75,939        (3)%
                                                                --------      -------                 --------
OPERATING EXPENSES
    Operating expenses before depreciation and amortization
      Broadcasting                                                35,657       16,647       114%        36,707        (3)%
      Publishing                                                   7,917        7,790         2%         7,790         2%
      Paging                                                       1,384        1,360         2%         1,360         2%
      Corporate and administrative                                 1,916        1,169        64%         2,372       (19)%
    Depreciation and amortization                                  6,990        3,632        92%         5,493        27%
                                                                --------      -------                 --------
    TOTAL OPERATING EXPENSES                                      53,864       30,598        76%        53,722         0%
                                                                --------      -------                 --------
Operating income                                                  19,488       11,911        64%        22,217       (12)%
Miscellaneous income (expense), net                                   16          (42)       NA            (42)       NA
Appreciation in value of derivatives, net                            -0-          851      (100)%          851      (100)%
Interest expense                                                 (10,458)      (8,049)       30%       (12,328)      (15)%
                                                                --------      -------                 --------
INCOME BEFORE INCOME TAXES                                         9,046        4,671        94%        10,698       (15)%
Income tax expense                                                 3,490        1,555       124%         3,846        (9)%
                                                                --------      -------                 --------
NET INCOME                                                         5,556        3,116        78%         6,852       (19)%
Preferred dividends                                                  822          800         3%           800       3 %
                                                                --------      -------                 --------
NET INCOME AVAILABLE
    TO COMMON STOCKHOLDERS                                      $  4,734      $ 2,316       104%      $  6,052       (22)%
                                                                ========      =======                 ========

DILUTED PER SHARE INFORMATION:
    Net income per share available to common stockholders       $   0.09      $  0.14       (35)%     $   0.12       (22)%
                                                                ========      =======                 ========
    Weighted average shares outstanding                           50,596       16,027       216%        50,527         0%
                                                                ========      =======                 ========

OTHER SELECTED DATA
POLITICAL REVENUE                                               $ 1,124       $ 3,210       (65)%     $  6,494       (83)%



SELECTED BALANCE SHEET DATA:         SEPT. 30            DEC. 31,
                                       2003                2002
                                     --------            --------

Cash and cash equivalents            $ 10,208            $ 12,915
Total Debt (2)                        655,904             658,220
Total debt net of cash                645,696             645,305


Gray Television, Inc.
Earnings Release for the Three Months
and Nine Months Ended September 30, 2003                            Page 5 of 8

                             GRAY TELEVISION, INC.
             (in thousands, except per share data and percentages)


                                                                             AS REPORTED(1)                 PRO FORMA(1)
                                                                           NINE MONTHS ENDED             NINE MONTHS ENDED
SELECTED UNAUDITED OPERATING DATA:                                            SEPTEMBER 30,                SEPTEMBER 30,
                                                                    -------------------------------     -------------------
                                                                                               %                       %
                                                                      2003        2002       CHANGE       2002       CHANGE
                                                                    --------     --------    ------     --------     ------

OPERATING REVENUES
    Broadcasting (less agency commissions)                          $176,524     $ 84,541      109%     $178,420       (1)%
    Publishing                                                        32,535       32,074        1%       32,074        1%
    Paging                                                             5,915        6,199       (5)%       6,199       (5)%
                                                                    --------     --------               --------
    TOTAL OPERATING REVENUES                                         214,974      122,814       75%      216,693       (1)%
                                                                    --------     --------               --------
OPERATING EXPENSES
    Operating expenses before depreciation and amortization
      Broadcasting                                                   106,299       48,622      119%      106,481       (0)%
      Publishing                                                      23,605       23,210        2%       23,210        2%
      Paging                                                           4,234        4,114        3%        4,114        3%
      Corporate and administrative                                     6,159        3,285       87%        6,304       (2)%
    Depreciation and amortization                                     21,159       11,065       91%       16,649       27%
                                                                    --------     --------               --------
    TOTAL OPERATING EXPENSES                                         161,456       90,296       79%      156,758        3%
                                                                    --------     --------               --------
Operating income                                                      53,518       32,518       65%       59,935      (11)%
Miscellaneous income, net                                                132           55      140%           55      140%
Appreciation in value of derivatives, net                                -0-        1,581     (100)%       1,581     (100)%
Interest expense                                                     (32,700)     (24,915)      31%      (38,077)     (14)%
Loss on early extinguishment of debt                                     -0-      (11,275)      NA       (11,275)      NA
                                                                    --------     --------               --------
INCOME (LOSS) BEFORE INCOME TAXES AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE                            20,950       (2,036)      NA        12,219       71%
Income tax expense (benefit)                                           8,191         (786)      NA         4,631       77%
                                                                    --------     --------               --------
NET INCOME (LOSS) BEFORE CUMULATIVE
    EFFECT OF ACCOUNTING CHANGE                                       12,759       (1,250)      NA         7,588       68%
Cumulative effect of accounting change, net
    of $8,873 income tax benefit                                         -0-      (30,592)      NA       (30,592)      NA
                                                                    --------     --------               --------
NET INCOME (LOSS)                                                     12,759      (31,842)      NA       (23,004)      NA
Preferred dividends                                                    2,465        1,603       54%        1,603       54%
Preferred dividends associated with the redemption
    of preferred stock                                                   -0-        3,969     (100)%       3,969     (100)%
                                                                    --------     --------               --------
NET INCOME (LOSS) AVAILABLE
    TO COMMON STOCKHOLDERS                                          $ 10,294     $(37,414)      NA      $(28,576)      NA
                                                                    ========     ========               ========

DILUTED PER SHARE INFORMATION:
    Net income (loss) before cumulative effect of
      accounting change available to common stockholders            $   0.20     $  (0.43)      NA      $   0.04      410%
    Cumulative effect of accounting change, net of income taxes          -0-        (1.95)      NA         (0.61)      NA
                                                                    --------     --------               --------
    Net income (loss) per share available to common stockholders    $   0.20     $  (2.38)      NA      $  (0.57)      NA
                                                                    ========     ========               ========
    Weighted average shares outstanding                               50,574       15,692      222%       50,522        0%
                                                                    ========     ========               ========

OTHER SELECTED DATA
POLITICAL REVENUE                                                   $  3,417     $  5,399      (37)%    $ 10,287      (67)%


Gray Television, Inc.
Earnings Release for the Three Months
and Nine Months Ended September 30, 2003                            Page 6 of 8

NOTES:

Note 1. "As Reported (1)" and "Pro forma"

Information in this earnings release has been presented under two different methods: as reported and pro forma. The as reported basis of presentation gives effect to the acquisitions as of their respective acquisition dates. The pro forma presentation gives effect to the acquisitions of Stations Holding Company, Inc. which occurred on October 25, 2002 and KOLO-TV which occurred on December 18, 2002 as if each had occurred on January 1, 2002. Accordingly, the pro forma presentation combines the Company's historical results of operations with the respective acquired operation's historical pre-acquisition operating results. Certain amounts of corporate overhead were eliminated in the pro forma presentation. Depreciation and amortization expense in the pro forma presentation give effect to accounting for the respective acquisitions. Pro forma income tax expense or benefit assumes an effective tax rate of 38% on the pro forma incremental net pre-tax income or loss. Pro forma interest expense and shares outstanding give effect to the Company's issuance of additional debt and common equity to finance, in part, the acquisitions. An unaudited reconciliation between the as reported and the pro forma condensed consolidated statements of operations for the three months and nine months ended September 30, 2002 follows:


Data in Thousands                                                THREE MONTHS ENDED SEPTEMBER 30, 2002
                                                               ------------------------------------------
                                                                  AS           EFFECT OF
                                                               REPORTED       ACQUISITIONS      PRO FORMA
                                                               --------       ------------      ---------

Operating revenues
   Broadcasting (less agency commissions)                      $ 29,535         $ 33,430         $ 62,965
   Publishing                                                    10,858              -0-           10,858
   Paging                                                         2,116              -0-            2,116
                                                               --------         --------         --------
   Total operating revenues                                      42,509           33,430           75,939
                                                               --------         --------         --------
Operating expenses before depreciation and amortization
   Broadcasting                                                  16,647           20,060           36,707
   Publishing                                                     7,790              -0-            7,790
   Paging                                                         1,360              -0-            1,360
   Corporate and administrative                                   1,169            1,203            2,372
Depreciation and amortization                                     3,632            1,861            5,493
                                                               --------         --------         --------
Total operating expenses                                         30,598           23,124           53,722
                                                               --------         --------         --------
Operating income                                                 11,911           10,306           22,217
Miscellaneous income (expense), net                                 (42)             -0-              (42)
Appreciation in value of derivatives, net                           851              -0-              851
Interest expense                                                 (8,049)          (4,279)         (12,328)
                                                               --------         --------         --------
Income before income tax                                          4,671            6,027           10,698
Income tax expense                                                1,555            2,291            3,846
                                                               --------         --------         --------
Net income                                                        3,116            3,736            6,852
Preferred dividends                                                 800              -0-              800
                                                               --------         --------         --------
Net income available to common stockholders                    $  2,316         $  3,736         $  6,052
                                                               ========         ========         ========

Diluted weighted average shares outstanding                      16,027           34,500           50,527
                                                               ========         ========         ========

Other Selected Data:
Broadcast Revenue
  Local                                                        $ 15,958         $ 18,989         $ 34,947
  National                                                        8,082            9,045           17,127
  Network compensation                                            1,368              871            2,239
  Political                                                       3,211            3,283            6,494
  Other                                                             916            1,242            2,158
                                                               --------         --------         --------
Total Broadcast Revenue                                        $ 29,535         $ 33,430         $ 62,965
                                                               ========         ========         ========


Gray Television, Inc.
Earnings Release for the Three Months
and Nine Months Ended September 30, 2003                            Page 7 of 8

Data in Thousands                                                              NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                                           ---------------------------------------------
                                                                               AS           EFFECT OF
                                                                           REPORTED        ACQUISITIONS        PRO FORMA
                                                                           --------        ------------        ---------

Operating revenues
   Broadcasting (less agency commissions)                                  $  84,541         $  93,879         $ 178,420
   Publishing                                                                 32,074               -0-            32,074
   Paging                                                                      6,199               -0-             6,199
                                                                           ---------         ---------         ---------
   Total operating revenues                                                  122,814            93,879           216,693
                                                                           ---------         ---------         ---------
Operating expenses before depreciation and amortization
   Broadcasting                                                               48,622            57,859           106,481
   Publishing                                                                 23,210               -0-            23,210
   Paging                                                                      4,114               -0-             4,114
   Corporate and administrative                                                3,285             3,019             6,304
Depreciation and amortization                                                 11,065             5,584            16,649
                                                                           ---------         ---------         ---------
Total operating expenses                                                      90,296            66,462           156,758
                                                                           ---------         ---------         ---------
Operating income                                                              32,518            27,417            59,935
Miscellaneous income, net                                                         55               -0-                55
Appreciation in value of derivatives, net                                      1,581               -0-             1,581
Interest expense                                                             (24,915)          (13,162)          (38,077)
Loss on early extinguishment of debt                                         (11,275)              -0-           (11,275)
                                                                           ---------         ---------         ---------
Income (loss) before income tax and cumulative effect of accounting           (2,036)           14,255            12,219
   change
Income tax expense (benefit)                                                    (786)            5,417             4,631
                                                                           ---------         ---------         ---------
Net income (loss) before cumulative effect of accounting change               (1,250)            8,838             7,588
Cumulative effect of accounting change, net of $8,873 income tax             (30,592)              -0-           (30,592)
   benefit
                                                                           ---------         ---------         ---------
Net income (loss)                                                            (31,842)            8,838           (23,004)
Preferred dividends                                                            5,572               -0-             5,572
                                                                           ---------         ---------         ---------
Net income (loss) available to common stockholders                         $ (37,414)        $   8,838         $ (28,576)
                                                                           =========         =========         =========

Diluted weighted average shares outstanding                                   15,692            34,830            50,522
                                                                           =========         =========         =========

Other Selected Data:
Broadcast Revenue
  Local                                                                    $  47,871         $  56,312         $ 104,183
  National                                                                    24,095            26,101            50,196
  Network compensation                                                         3,981             2,666             6,647
  Political                                                                    5,399             4,888            10,287
  Other                                                                        3,195             3,912             7,107
                                                                           ---------         ---------         ---------
Total Broadcast Revenue                                                    $  84,541         $  93,879         $ 178,420
                                                                           =========         =========         =========

Note 2. Debt

Total debt as of September 30, 2003 and December 31, 2002 does not include $1.2 million and $1.3 million, respectively, of unamortized debt discount on the Company's 9 1/4% Senior Subordinated Notes due March 2011.

CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT

     The preceding comments on Gray's current expectations of operating results for the fourth quarter of 2003 are "forward looking" for purposes of the Private Securities Litigation Reform Act of 1995. Actual results of operations are subject to a number of risks and may differ materially from the current expectations discussed in this press release. See the Company's annual report on Form 10K for a discussion of risk factors that may affect the Company.


Gray Television, Inc.
Earnings Release for the Three Months
and Nine Months Ended September 30, 2003                            Page 8 of 8